                                                                    EXHIBIT 10.8


                            MANUFACTURING AGREEMENT


                                    between


                            CORTELCO SYSTEMS, INC.


                                      and


                            CMC MANUFACTURING, INC.

                               TABLE OF CONTENTS

                                                                              PAGE
PART I    PARTIES TO THE AGREEMENT...........................................  1

     Section 1.     Manufacturing Agreement..................................  1

PART II   PERFORMANCE........................................................  1

     Section 2.     Orders and Delivery......................................  1
     Section 3.     Description of Work......................................  1
     Section 4.     Price....................................................  2
     Section 5.     Ordering.................................................  2
     Section 6.     Manufacturing............................................  3
     Section 7.     Tooling..................................................  3
     Section 8.     Packaging................................................  4
     Section 9.     Warranties...............................................  4
     Section 10.    Delivery.................................................  4
     Section 11.    Title....................................................  4
     Section 12.    Acceptance or Rejections.................................  5
     Section 13.    Payment..................................................  5
     Section 14.    Unit Repair..............................................  6

PART III  CONFIDENTIAL INFORMATION AND INTELLECTUAL PROPERTY.................  7

     Section 15.    Confidential Information.................................  7
     Section 16.    Intellectual Property....................................  8

PART IV   TERMS AND TERMINATION..............................................  9

     Section 17.    Term of the Agreement....................................  9
     Section 18.    Termination for CSI's Convenience........................  9
     Section 19.    Cancellation for Default.................................  9
     Section 20.    Cancellation of Purchase Orders.......................... 10
     Section 21.    Excusable Delays......................................... 10
     Section 22.    Return of Materials and Right of Entry................... 11

PART V    CONTRACT ADMINISTRATION............................................ 11

     Section 23.    Managing Coordinators.................................... 11
     Section 24.    Engineering Changes...................................... 11

                                       i.

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                             PAGE
PART VI   GENERAL........................................................... 12

     Section 25.    Order of Precedence..................................... 12
     Section 26.    Nonexclusive Agreement.................................. 12
     Section 27.    Amendments to the Agreement............................. 12
     Section 29.    Governing Law........................................... 12
     Section 30.    Liability............................................... 13
     Section 31.    Survival of Terms....................................... 13
Exhibit A - Telephone and Systems Pricing................................... 14
Exhibit B - Long Lead-Time Components....................................... 16


                                      ii.

                       PART I. PARTIES TO THE AGREEMENT

     SECTION 1.  MANUFACTURING AGREEMENT

     This Agreement dated August 1, 1998, is made by and between Cortelco Systems, Inc. (hereafter referred to as "CSI") and CMC Manufacturing, Inc. (hereafter referred to as "CMC").

                             PART II. PERFORMANCE

     SECTION 2.  ORDERS AND DELIVERY

          2.1. FORECASTS. The actual authorization to perform work under this Agreement will be given by CSI in the form of a combined "Firm Delivery and Forecast" schedule. This forecast shall have a two months firm delivery schedule with confirming Purchase Order and shall have an additional (4) month forecast. CSI will have financial responsibility for those long-lead components (lead time of 75 days or greater) listed in Exhibit B. CSI's responsibility for these components will be limited to the quantity required consistent with the quantity of assemblies reflected on the forecast and the individual component's stated lead time. CSI shall not be liable for any other costs incurred by CMC in its anticipation of product quantities in excess of the quantities set forth in the Purchase Orders or the forecast. CSI is not responsible for any work performed in excess of that authorized by CSI in such Purchase Orders. Furthermore, CMC shall fulfill such requests only when a valid CSI purchase order number has been issued by CSI.

          2.2. PURCHASE ORDER(S). CSI will issue Purchase Orders with applicable part numbers to CMC for products required in the Firm Delivery Schedule. The Purchase Order is the authorization by CSI to offer materials, allocate labor or equipment, or enter into any other commitments for the assembly of the Product(s).

          2.3. DELIVERY SCHEDULE. Delivery of Products hereunder shall be made on a daily basis. The quantity of Products to be Delivered shall be determined by the confirming Purchase Orders issued by CSI to CMC.

          2.4. DELIVERY SCHEDULE CHANGES. CSI may increase or decrease the Base Quantity for any month on Purchase Order ten percent (10%) of the Base Quantity amount, at no additional cost to CSI, provided CSI provides notice of such change no later than close of business of the last business day prior to the affected month. However, the decreased quantity must be rescheduled for delivery sometime within the forecasted time frame.

     SECTION 3.  DESCRIPTION OF WORK

          3.1. Under this Agreement. CMC agrees to manufacture, sell and deliver and CSI agrees to purchase Units according to the terms of this Agreement.

          3.2. The Units to be purchased under this Agreement are specifically detailed and described in Engineering documentation (e.g. assembly stocklists and authorized vendor lists) provided by CSI.

                                      1.

          3.3. The Units sold to CSI under this Agreement shall be in accordance with the CSI Purchase Order.

          3.4. CMC shall order and receive component parts and subassemblies of the Units only from CSI approved vendors.

          3.5.   CMC shall produce the Units in accordance with Section 6.

          3.6. CMC shall conduct in-process inspections, final inspection and perform 100% functional test of all Units prior to shipping to CSI.

          3.7. CMC shall package the Units in accordance with the CSI packaging specifications and drawings.

     SECTION 4.  PRICE

          4.1. The price to be paid by CSI for telephone and system products are as described in Exhibit A. This pricing will be negotiated annually. Cost reductions initiated by either party will be implemented on a priority basis and the price will be adjusted at the start of next fiscal quarter.

          4.2. The unit price to be paid by CSI for the Units covered under this Agreement includes all charges for the Units as specified on the CSI Purchase Order. However, if there is a significant (greater than 5%) change in the cost of purchased material due to unforeseen market conditions, CMC shall provide to CSI quotes from their supplier which document the increase. CSI will have (5) working days to approve the price change or to identify an alternate supplier or substitute component.

          4.3. All prices are expressed and all payments shall be made in U.S. Dollar currency.

          4.4. Cost reduction activities are an important part of this Agreement. Both parties will initiate proposals for evaluation whereby manufacturing cost can be reduced. Bi-monthly coordination meetings will be held to identify and monitor the status of cost reduction initiatives. During the first year of implementation, new cost reductions will be shared on a 50/50 basis. For the second and all subsequent years, 100% of the cost reduction benefit will be provided to CSI. The annual cost savings target is to be from 3% to 5% of the total annual purchase amount.

     SECTION 5.  ORDERING

          5.1. CSI shall submit CSI Purchase Order(s) for Units to be delivered within sixty (60) days. CSI shall issue such Purchase Orders(s) for delivery of Units at least fifteen (15) days prior to the first delivery date. The foregoing shall not prevent CSI from placing Purchase Orders for Units for delivery in less than thirty (30) days and CMC shall make every reasonable effort to deliver such Units on the requested schedule.

                                      2.

          5.2. CSI will issue Purchase Order(s) and will transmit delivery schedules to CMC. Upon receipt of a Purchase Order. CMC will acknowledge such Purchase Order back to CSI.

          5.3. CSI shall not be responsible for work performed, material purchased or other commitments or expenses incurred by CMC other than as stated in the Purchase Order provided by CSI, unless otherwise agreed to in writing by both parties.

     SECTION 6.  MANUFACTURING

          6.1. CMC shall provide all parts, labor, and material necessary to perform CMC's obligations. Any adjustments to the price of the Unit necessitated by a change to the specific parts, materials, or vendors resulting from an Engineering Change Order or other notice in writing must be identified to CSI and approved by CSI before the change is implemented. CMC agrees to manufacture the Units according to CSI's drawing package and will not make any substitutions without prior written consent from CSI.

          6.2. CMC shall manufacture the Units to meet an outgoing quality level set at a .65% AQL for major defects and 1.5% AQL for minor defects. Printed circuit assemblies must conform to workmanship standard of IPC-610 Rev B, Class II unless otherwise noted on documentation.

          6.3. CSI may review CMC's performance of the work under this Agreement including development, fabrication and tests of the Units, the design of the tools used to produce them, and their operation.

          6.4. To review the work, CSI may visit the sites where CMC performs it. CSI shall visit the sites during normal business hours, with reasonable notice to CMC.

          6.5. No parts containing Polychlorinated Biphenyls (PCBs) or chemicals using PCBs shall be used in the manufacturing of these Units for CSI by CMC.

          6.6. CMC shall notify CSI promptly of any errors found in drawings and specifications required under this Agreement.

     SECTION 7.  TOOLING

          7.1. CSI shall provide written authorization to CMC and CMC shall be responsible for the design and order of new tooling which CSI requires. Tooling is defined as dies, molds, in-circuit test fixtures, solder-screening stencils, etc., which are unique in design or construction for a specific manufactured item. Not included are standard factory equipment or hand tools which are commonly used in the production of a variety of products.

          7.2. CMC shall submit new tooling charges in accordance with CSI's written authorization to CSI and all backup documentation associated with such charges. Notwithstanding the foregoing, CSI may request additional information regarding such charges in order to confirm the legitimacy of the charges. CMC shall be paid for the production tooling. Ail tooling paid for by CSI shall be the property of CSI.

                                      3.

          7.3. CSI reserves the right to inspect the Tooling and all documentation associated with such Tooling upon reasonable notice to CMC.

          7.4. CMC agrees not to mortgage, sell, borrow against, lien or to encumber any CSI owned tooling in any way.

          7.5. Upon termination, cancellation or expiration of the Agreement, CSI has the right to remove all CSI owned tooling from CMC's premises at CSI's expense. CSI may also elect to have said tooling be destroyed by CMC in front of a CSI witness and have the tooling disposed of at CSI's expense, if any.

     SECTION 8.  PACKAGING

          8.1. Packaging shall conform to the CSI drawings and product specifications. CMC shall be responsible for procurement of materials, any testing required and obtaining CSI's approval of packaging.

          8.2. All labeling and packing lists containing the purchase order number, Unit part numbers and quantity shipped shall accompany each shipment.

     SECTION 9.  WARRANTIES.

          9.1. CMC warrants that Units delivered to CSI by CMC hereunder shall conform in every respect to all specifications which are a part of this Agreement and to be free from defects in material and workmanship under normal use and operation for a period of one hundred eighty (180) days from the date of manufacture. Date of Manufacture is defined as one hundred eighty (180) days prior to manufacturer's date stamp.

          9.2. CMC shall, at CSI's option, either replace or repair Units found to be defective during this warranty period with Units which conform to the specifications which are part of this Agreement and in force at the time the defective Units were originally delivered. In the case of replacement, CMC shall deliver to CSI replacement Units within thirty (30) days from the date CMC receives the defective Units from CSI.

          9.3. CMC's warranty shall not apply to any defects caused by improper use, handling, or transportation after delivery to CSI, unless improperly packaged by CMC.

     SECTION 10. DELIVERY

          10.1. CMC shall deliver Units to CSI. It is the responsibility of CMC to schedule production and delivery of all Units ordered under this Agreement to the Sawyer Road location by the scheduled delivery date contained in the CSI monthly deliver schedule and confirming Purchase Order.

     SECTION 11. TITLE

          11.1. The risk of loss and title to the Units shall pass to CSI upon shipment.

     SECTION 12. ACCEPTANCE OR REJECTIONS

                                      4.

          12.1. CMC shall provide and maintain an inspection procedure and quality assurance program for Units and their production processes. This procedure shall permit CMC to meet the level of quality described in Section
6.2. Inspection records maintained by CMC, including gauge inspection and equipment calibration, shall be made available to CSI at a reasonable time, upon request.

          12.2. CSI may inspect and test all Units prior to acceptance or rejection, and may refuse to accept Units which do not conform to the specifications in this Agreement. All Units shall be subject to preliminary and final inspection by CSI. If, after thirty (30) working days from delivery of Units, CSI has not notified CMC of rejection, the Units shall be deemed to be accepted by CSI. The act of payment for Units shall not of itself signify CSI's acceptance.

          12.3. If CSI rejects any Units, CMC shall issue a Return Material Authorization and repair, adjust, or replace the defective units which fail to meet the specifications set forth in this Agreement.

     SECTION 13. PAYMENT

          13.1. CSI will not pay CMC for any Units or charges unless the Unit is delivered and accepted and the charges are in accordance with an authorized Purchase Order previously submitted to CMC by CSI.

          13.2. CMC shall submit invoice(s) to CSI upon shipment of Units. Invoice(s) shall be sent to:

                 Cortelco Systems, Inc.
                 4119 Willow Lake Boulevard
                 Memphis, TN 38118
                 Attention:  Accounts Payable

          13.3. Terms of payment shall be made net 45 days after shipment of the product.

          13.4. The following information is required to be clearly stated on the invoice:

                 CSI Purchase Order Number
                 Part Number
                 Quantity
                 Terms of Payment
                 Unit Price
                 CMC Shipping Ticket Number

          13.5. If CSI rejects the Units under Section 12, ACCEPTANCE OR REJECTION, after paying for them, CMC shall honor CSI's request for refund of payment.

          13.6. The payments described in this Section 13, fully compensate CMC for all work performed under this Agreement.

         If there are any additional charges incurred by performing additional work due to Engineering changes or other written notice that affects work-in-process or requires modification

                                      5.

operations, these charges must be approved by CSI before they are incurred. These charges will be invoiced separately.

     SECTION 14. UNIT REPAIR

          14.1. CSI shall return Units that are defective in accordance to Section 9, WARRANTIES or that need repair in accordance to Section 14, UNIT REPAIR, to:

                 CMC Manufacturing, Inc.
                 1801 Fulton Drive
                 Corinth, Mississippi 38834
                 Attn:  Repair Department

          14.2 CMC shall repair or replace the defective units which do not meet the specification requirements, and return them to the address specified by CSI.

          14.3. CMC agrees to provide spare assemblies to CSI or an approved repair center for a period of five years following the expiration or termination of this Agreement or five (5) years following the formal "Product Abandonment" of a product, whichever occurs earlier.

          14.4. CMC shall not be responsible for the repair or replacement of a Unit that has been improperly used and/or handled. Such Units shall be returned to CSI as unrepairable. Units repaired under warranty shall appear and function as if they were new. Repair of non-warranty and/or post-warranty Units shall be in accordance with CSI instruction. Upon receipt of the returned Unit(s), CMC shall repair and ship the Unit(s) to the location designated by CSI within thirty (30) working days.

          14.5. Units returned for defects in workmanship and/or materials during the warranty period, as set forth in Section 9, will be repaired at no charge to CSI. Units returned for defects are not the responsibility of CMC or after the expiration of the warranty period, shall be paid for by CSI. Should CMC elect to perform unauthorized repairs, CSI shall not be liable for any resulting charges.

          14.6. CMC agrees to record date codes and corrective action for all Units returned for repair or replacement.

          14.7. All Units returned to CMC for repairs must be brought up t the latest Engineering Change (EC) level when repaired (excluding "manufacturing only" changes), and the incremental cost to the latest EC level shall be borne by CSI.

          14.8. Upon expiration or in the event Cortelco terminates this Agreement, CMC and CSI shall, at CSI's option, negotiate in good faith, terms for CMC's continued repair of Units for five years from the date that the last Unit was delivered to CSI.

         PART III. CONFIDENTIAL INFORMATION AND INTELLECTUAL PROPERTY

     Section 15. CONFIDENTIAL INFORMATION

                                      6.

          15.1. "CONFIDENTIAL INFORMATION" shall mean that information disclosed to CMC by CSI in the course of the term of this contract which relates to CSI's past, present, and future research, development, and business activities, and which has been identified to CMC as being the Confidential Information of CSI.

          15.2. The term "Confidential Information" shall not mean any information which is:

                 (a)  Already in the possession of CMC and not furnished by CSI

                 (b) Rightfully received from a third party without obligation of confidence;

                 (c)  Independently developed by CMC;

                 (d) Now, or hereafter becomes, publicly available without breach of this Agreement; or

                 (e)  Approved for release by written agreement of CSI.

          15.3. When disclosed in writing, the information will be labeled as "Cortelco Systems Confidential." When disclosed orally, such information will be identified as "Cortelco System Confidential" at the time of disclosure, with subsequent confirmation in writing referencing the date and type of information disclosed. CMC agrees to clearly label as "Cortelco Systems Confidential" all information reduced to writing by CMC as a result of such oral disclosures. CMC also agrees to clearly label as "Cortelco System Confidential" all information prepared or developed by CMC for CSI and reduced to writing by CMC which is deliverable to CSI hereunder.

          15.4. For a period of five (5) years from the date of disclosure, CMC agrees to hold all such Confidential Information in trust and confidence for CSI and not to use such Confidential Information other than for the benefit of CSI. Except as may be authorized by CSI in writing, for such period of time, CMC agrees not to disclose any such Confidential Information, by publication or otherwise, to any person other than those persons whose services CMC requires who have a need to know such Confidential Information for purposes of carrying out the terms of this Agreement, and who agree in writing to be bound by, and comply with the provisions of this Section.

          15.5. CMC shall secure documents, items of work in process and work products that embody "Cortelco Systems Confidential" Information, in locked files or areas providing restricted access to prevent its unauthorized disclosure.

          15.6. CMC shall maintain adequate procedure to prevent loss of any "Cortelco Systems Confidential" documents. In the event of any loss, CMC shall notify CSI immediately.

          15.7. CMC shall return to CSI all Confidential Information upon request by CSI or upon termination or expiration of this Agreement.

                                      7.

          15.8. CMC shall not subcontract any activity described herein as "Cortelco Systems Confidential" Information without CSI's prior written approval.

          15.9. CSI does not wish to receive confidential information of CMC, but in the event information disclosed by CMC to CSI is deemed confidential, CSI will retain any such information in confidence.

     SECTION 16. INTELLECTUAL PROPERTY

          16.1. CMC will promptly advise CSI if it develops a reasonable basis for believing that the delivered material and/or items may violate any intellectual property rights of a third party.

          16.2.  CSI agrees to notify CMC promptly in writing of any such claim.

          16.3. Manufacturing/Marketing Rights. CMC acknowledges that CSI owns all rights to Millennium Systems and ISDN products. CSI has the right to market said units anywhere in the world subject to the laws and regulations of any country of impact.

          16.4. Design Rights. It is acknowledged that features and processes subsequently developed under CSI's direction and at CSI's expense are the proprietary and confidential designs of CSI. Nothing in this Agreement shall be construed as establishing, transferring, or otherwise conveying the rights, interest or license in such features and processes, whether by implication, estoppel or otherwise. It is acknowledged that the design of the Systems products are the property of CSI and shall be held by CMC as confidential information.

          16.5. Rights in Data. All of the works and/or items prepared for or submitted to CSI by CMC under this Agreement shall belong exclusively to CSI and shall be prepared so as to be works made for hire according to Title 17 of the United States Code and CMC hereby assigns to CSI the ownership of copyright in the deliverable works and/or items and CSI shall have the right to obtain and hold in its own name copyrights, registrations and similar protection which may be available in the deliverable items. CMC agrees to give CSI or its designees all assistance reasonably required to perfect such rights.

          To the extent that any pre-existing materials are contained in the deliverable items hereunder, CMC grants to CSI an irrevocable, non-exclusive, world-wide, royalty-free license to: (1) use, execute, reproduce, display, perform, distribute, (internally or externally) copies of, and prepare derivative works based upon such pre-existing materials and derivative works thereof, and (2) authorize others to do any, some, or all of the foregoing.

                         PART IV TERMS AND TERMINATION

     SECTION 17. TERM OF THE AGREEMENT

          17.1. The term of this Agreement shall commence on August 1, 1998 and shall expire on July 31, 1999. CSI shall have the option to renew this Agreement for additional periods of one year each. CSI shall provide CMC sixty (60) days notice of its intention to exercise the extension option.

                                      8.

          17.2. CSI may end this Agreement at any time without obligation to CMC if CMC defaults in the performance hereof as described Section 20, "Cancellation For Default."

          17.3. Either CSI or CMC may terminate this Agreement, without any prior notice, in the event that the other party shall:

                 (a) Become insolvent or have a petition in bankruptcy, reorganization or similar action filed by or against it;

                 (b) Have all or a substantial portion of its capital stock or assets expropriated or attached by any government entity;

                 (c) Be dissolved or liquidated or have a petition for dissolution or liquidation filed with respect to it; or

                 (d) Be subject to property attachment, court injunction, or court order materially affecting its operations under this Agreement.

     SECTION 18.  TERMINATION FOR CSI'S CONVENIENCE

          18.1. Either party may completely or partially terminate this Agreement for just cause at any time, by giving ninety (90) days written notice to the other party. The written notice shall describe the extent of termination and its effective date.

          18.2. On receiving the termination notice, CMC shall immediately stop work to the extent acquired by the notice.

          18.3. Under this Section 18, CSI shall pay CMC amounts due for Units already completed, any unpaid tooling balance, work-in-process and components in inventory and on order that cannot be cancelled without charge, if they were in response to a CSI Purchase Order.

     SECTION 19.  CANCELLATION FOR DEFAULT

          19.1. Either party's failure to perform any of its material obligations under this Agreement shall be a default. If either party defaults, the other party may cancel the Agreement by giving the defaulting party a written notice of cancellation. The cancellation notice shall state the reason for the cancellation and its effective date.

          19.2. The canceling party shall have no obligation to the defaulting party, once the Agreement is cancelled for default.

          19.3. The non-defaulting party may agree to continue the Agreement rather than canceling it. To do so, that party shall send a notice of default to the defaulting party instead of a notice of cancellation, or to replace an earlier notice of cancellation. The notice of default shall state the nature of the default, and the conditions under which the non-defaulting part will agree to continue the Agreement. By agreeing to continue the Agreement in this manner, the non-defaulting party does not waive its right to later cancel the Agreement for default based on the event of default that is the subject of the notice.

                                       9.

          19.4. If CMC cancels this Agreement for default by CSI, CSI shall pay CMC all payments for work completed, if they were in response to a Purchase Order, on the effective date of cancellation.

          19.5. If CSI cancels this Agreement for default by CMC, CSI shall pay CMC for all work completed to the satisfaction of CSI. CMC shall deliver to CSI all documents, information, and work in process produced in performance of this Agreement. CMC shall also pay for any additional costs which CSI may incur in having a third party complete the work in which CMC defaulted.

     SECTION 20.  CANCELLATION OF PURCHASE ORDERS

          20.1. In the event of a cancellation of a Purchase Order under this Section, CSI will pay CMC for the reasonable and allowable material cost including importation tax, labor costs and overhead incurred prior to the effective date of the cancellation, plus a reasonable profit (not to exceed 5% on such materials and labor costs, and CMC will deliver to CSI all completed Units, work-in-process, and all unique components procured on account of the cancelled Purchase Order(s). CMC shall cease operation on subject Purchase Orders in accordance with the cancellation notice and shall make every reasonable effort to cancel commitments for resale of or divert materials and/or work-in-process (with the exception of the case such resale or diversion infringes CSI's rights under his Agreement).

          In no event, however, will CSI's payment exceed the amount on the Purchase Order for items and quantity affected.

          20.2. Prior to CSI's payment, CSI may audit CMC's records at reasonable times during normal business hours or require CMC to provide reasonable documentation and invoices to substantiate any and all charges made to CSI under this Section.

     SECTION 21.  EXCUSABLE DELAYS

          21.1. Neither party shall be in default or liable to the other for any failure to perform directly caused by events beyond that party's reasonable control, such as acts of nature, war, insurrections, riots, acts of governments, embargoes and unusually severe weather provided the effected party notifies the other party within five days of the occurrence. Such an event is an Excusable Delay. THE PARTY AFFECTED BY AN EXCUSABLE DELAY SHALL TAKE ALL REASONABLE STEPS TO PERFORM DESPITE THE DELAY. If the party is unable to perform within a reasonable period, this Agreement shall end without any further obligation of the unaffected party.

     SECTION 22.  RETURN OF MATERIALS AND RIGHT OF ENTRY

          22.1. Unless otherwise notified by CSI within one month of the date of expiration, termination or cancellation of this Agreement, CMC shall return to CSI all materials containing Cortelco Systems Confidential Information, documents produced in the performance of this Agreement, work-in-process, parts, tools and test equipment paid for, owned or supplied by CSI at CSI's expense.

                                      10.

          22.2. Right of Entry. In the event of termination of this Agreement, CSI shall have the right to enter CMC's premises and take possession of all CSI owned tooling or property, to file a security interest in such tooling or property or to invoke any other legal or equitable remedy available to protect its interest in the tolling or property.

                        PART V. CONTRACT ADMINISTRATION

     SECTION 23.  MANAGING COORDINATORS

          23.1. Each party shall appoint a managing coordinator who shall be the sole authority to communicate between the parties.

          23.2. The managing coordinator shall be responsible for the following:

                 (a)  Check progress of production.

                 (b)  Submitting and approving requests for Engineering Changes.

                 (c)  Scheduling visits and meetings.

                 (d) Transferring information, including Cortelco Systems Confidential Information, and recording such transfers, and

                 (e)  Giving and receiving notices required by this Agreement.

          23.3. The managing coordinators do not have authority to agree to changes to the terms of this Agreement.

     SECTION 24.  ENGINEERING CHANGES

          24.1. Engineering Change shall mean any mechanical, electrical, electro-mechanical or process change to any Units, including changes originating with CSI or CMC, which change would affect the safety, performance, cost, reliability, serviceability, appearance, dimensions, tolerances, materials and composition of any bill of material of the Units.

          24.2. Either party may request an Engineering Change, such as a change to the Specifications. The managing coordinator of the requesting party shall give a written request for the Engineering Change to the managing coordinator for the other party.

          24.3. If CSI requests an Engineering Change, within thirty (30) days of receiving the request, CMC shall report to CSI in writing, the likely effects of the change on the Unit's performance, reliability and safety, and on schedules and prices. If CMC requests an Engineering Change, it shall submit the written report with the request.

          24.4. CSI shall decide whether to implement an Engineering Change within thirty (30) days of receiving the written report from CMC. CMC shall not implement an Engineering Change without CSI's written approval. If the Engineering Change requires a change in prices or schedules, CMC shall not implement the Engineering Change until both parties have agreed to revised pricing.

                                      11.

                               PART VI. GENERAL

     SECTION 25.  ORDER OF PRECEDENCE

          25.1. In the event of any inconsistency in the provisions of the following, the order of precedence shall be as follows:

                 (a)  This agreement without its Exhibits.

                 (b)  Exhibits to this Agreement.

                 (c)  Provisions specified on the face of CSI's Purchase Orders.

                 (d)  Provisions specified on the face of CMC's invoices.

                 (e) Provisions specified on the reverse side of CMC's invoices.

     SECTION 26.  NONEXCLUSIVE AGREEMENT

          26.1. This Agreement does not preclude either party from entering similar agreements with others, or from developing, manufacturing, buying or selling any product or service.

     SECTION 27.  AMENDMENTS TO THE AGREEMENT

          27.1. This Agreement may only be changed or supplemented by a written amendment, signed by authorized representatives of each party.

     SECTION 28.  ASSIGNMENT OR DELEGATION PROHIBITED

          28.1. Neither party may assign its rights or delegate its obligations under this Agreement without the prior written approval of the other party. Any attempted assignment or delegation without such an approval shall be void.

     SECTION 29.  GOVERNING LAW

          29.1. This Agreement shall be governed by the laws of the State of Tennessee.

     SECTION 30.  LIABILITY

          30.1. In the event that CMC causes damages to CSI by breach of this Agreement or torts including product liability, CMC shall compensate CSI for all such damages including attorney's fees incurred by CSI.

     SECTION 31.  SURVIVAL OF TERMS

          31.1. All obligations and duties that by thus nature survive the expiration, cancellation, or termination of the Agreement shall remain in effect after expiration, cancellation or termination, including Section 9 (Warranties), 14 (Unit Repair Section), 15 (Confidential

                                      12.

Information), 16 (Intellectual Property), and shall bind the parties and their legal representatives, successors and assigns.

                                             CORTELCO SYSTEMS, INC.

                                             By: /s/ J. Michael O'Dell
                                                -----------------------------
                                             Title: President & CEO
                                                   --------------------------
                                             Date:     8/12/98
                                                  ---------------------------


                                             CMC MANUFACTURING, INC.



                                             By: /s/ Al Luffoon
                                                -----------------------------
                                             Title: Sr. VP Program Mgm't
                                                   --------------------------
                                             Date:     8/20/98
                                                  ---------------------------

                                      13.

                    EXHIBIT A -- TELEPHONE AND SYSTEMS PRICING

---------------------------------------------------------------------------------------------------------------------------------
  PART NUMBER              DESCRIPTION                  COST                        VOLUME DISCOUNT PRICING
  -----------              -----------                  ----                        -----------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
188990-0CL-PAK       LCD DISPLAY ASSY 2X24            $    19.78
---------------------------------------------------------------------------------------------------------------------------------
189127-102-PAK       200 W POWER SUPPLY BOOSTER       $   181.64
---------------------------------------------------------------------------------------------------------------------------------
189170-101-PAK       128 PORT -- 8 SLOT SYSTEM        $ 1,943.81
---------------------------------------------------------------------------------------------------------------------------------
189208-101-PAK       8 ANALOG STATION BABY BDS        $   168.43     $171.28/500    $168.43/1,000   $161.28/2,000
---------------------------------------------------------------------------------------------------------------------------------
189209-101-PAK       8 ICLID BABY BDS                 $   104.99
---------------------------------------------------------------------------------------------------------------------------------
189610-102-PAK       256 PORT -- 16 SLOT SYSTEM       $ 2,596.62
---------------------------------------------------------------------------------------------------------------------------------
189615-101-PAK       256 PORT -- 16 SLOT SYSTEM       TBD
---------------------------------------------------------------------------------------------------------------------------------
189648-0CL-PAK       4X40 LCD DISPLAY                 $    48.62
---------------------------------------------------------------------------------------------------------------------------------
189865-101-PAK       4-SLOT SHELF ASSY                $   363.77     $515.60/25     $431.89/50      $363.77/100     $331.07/200
---------------------------------------------------------------------------------------------------------------------------------
500002-536-002       DIGITAL LINE CARD                $   267.29
---------------------------------------------------------------------------------------------------------------------------------
500004-536-002       SYSTEM CONTROLLER PCB            $   414.21
---------------------------------------------------------------------------------------------------------------------------------
500005-017-001       BASE SUPPORT KIT                 $    31.63
---------------------------------------------------------------------------------------------------------------------------------
500012-536-002       ANALOG LINE CARD PCB             TBD
---------------------------------------------------------------------------------------------------------------------------------
500013-000-101       3100 INTERFACE CARD              $   397.17
---------------------------------------------------------------------------------------------------------------------------------
500025-000-101       T-1 MASTER CLOCK                 $   249.22
---------------------------------------------------------------------------------------------------------------------------------
500025-000-102       E-1 CLOCK CARD OPTION            $   249.22
---------------------------------------------------------------------------------------------------------------------------------
500026-000-101       SLAVE CONCENTRATOR               $   255.16
---------------------------------------------------------------------------------------------------------------------------------
500027-000-101       MASTER CONCENTRATOR              $   399.21
---------------------------------------------------------------------------------------------------------------------------------
500035-536-002       ICLID BABY BOARD                 $    13.60
---------------------------------------------------------------------------------------------------------------------------------
500040-000-101       INTEGRATED NT1                   $    92.53
---------------------------------------------------------------------------------------------------------------------------------
500045-000-101       COMMON SERVICES II               $   318.95
---------------------------------------------------------------------------------------------------------------------------------
500054-000-102       200 W POWER SUPPLY W/RIN         $   638.65
----------------------------------------------------------------------------------------------------------------------------------
500054-000-103       400 W POWER SUPPLY W/RIN         $   805.26
----------------------------------------------------------------------------------------------------------------------------------
500054-000-205       200 W 36-76 POWER SUPPLY         $   523.27
----------------------------------------------------------------------------------------------------------------------------------
500055-000-101       RING GENERATOR PIGGY-BACK        $    44.50
----------------------------------------------------------------------------------------------------------------------------------
500057-000-101       8 SLOT CABINET                   $   347.04
----------------------------------------------------------------------------------------------------------------------------------
500057-000-202       128 PORT CABINET -- 8 SLOT       $   336.04
----------------------------------------------------------------------------------------------------------------------------------
500058-000-101       DUAL SHELF BUS. BOARD            $    53.95
----------------------------------------------------------------------------------------------------------------------------------
500059-000-101       JUMPER B. PLANE                  $    54.93
----------------------------------------------------------------------------------------------------------------------------------
500060-000-101       256 PORT CABINET/16 SLOT         $   874.28
----------------------------------------------------------------------------------------------------------------------------------
500063-000-101       METERING TK (8 PACK)             $   314.05
----------------------------------------------------------------------------------------------------------------------------------
500066-000-101       TONE DETECT (8 PACK)             $   205.26
----------------------------------------------------------------------------------------------------------------------------------
500081-000-101       FIBER INTERFACE CARD             $   417.78
----------------------------------------------------------------------------------------------------------------------------------
500082-000-101       REMOTE FIBER INTERFACE C         $   322.94
----------------------------------------------------------------------------------------------------------------------------------
500084-000-101       T-1 CARD GEN II                  $   449.80
----------------------------------------------------------------------------------------------------------------------------------
500084-000-102       E-1 CARD GEN II                  $   449.80
----------------------------------------------------------------------------------------------------------------------------------
500084-000-103       E-1 CARD (75 OHM)                $   551.56
----------------------------------------------------------------------------------------------------------------------------------
5000CL-751-101       LCD DISPLAY 2X24                 TBD
----------------------------------------------------------------------------------------------------------------------------------
5001CL-751-101       LCD DISPLAY 4X40                 TBD
----------------------------------------------------------------------------------------------------------------------------------
500200-000-101       MOTHERBOARD-CAGE ASSY            $    91.59     @25
----------------------------------------------------------------------------------------------------------------------------------
500200-800-102       32 PORT SYSTEM (MILLENNIUM)      $   909.59
----------------------------------------------------------------------------------------------------------------------------------
500200-800-103       48 PORT SYSTEM (MILLENNIUM)      $ 1,049.45
----------------------------------------------------------------------------------------------------------------------------------
500200-800-104       64 PORT SYSTEM (MILLENNIUM)      $ 1,128.02
----------------------------------------------------------------------------------------------------------------------------------
500201-000-101       MAIN CNTIR PCB ASSY              $   354.75     @25
----------------------------------------------------------------------------------------------------------------------------------
500203-000-101       S-LOOP PCB ASSY                  $    63.96     @100
----------------------------------------------------------------------------------------------------------------------------------
500204-000-101       TRUNK PCB ASSY                   $   138.23     @100
----------------------------------------------------------------------------------------------------------------------------------
500205-000-101       STATION PCB ASSY                 $   110.41     @100
----------------------------------------------------------------------------------------------------------------------------------
500206-000-101       RS-232                           $    35.86     @100
----------------------------------------------------------------------------------------------------------------------------------
500206-704-101       EXP. CABINET (1 CARD CAGE)       $   190.60
----------------------------------------------------------------------------------------------------------------------------------
500207-000-101       PAGING                           $    21.92     @100
----------------------------------------------------------------------------------------------------------------------------------
500209-000-101       DTMF REGISTER PCB ASSY           $    38.59     @100
----------------------------------------------------------------------------------------------------------------------------------
500210-000-101       RING GENERATOR                   $    32.05     @50
----------------------------------------------------------------------------------------------------------------------------------

                                      14.

---------------------------------------------------------------------------------------------------------------------------------
  PART NUMBER              DESCRIPTION                  COST                        VOLUME DISCOUNT PRICING
  -----------              -----------                  ----                        -----------------------
---------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
500211-000-101       POWER SUPPLY, 110V               $  101.27                   @50
----------------------------------------------------------------------------------------------------------------------------------
500215-000-101       TERMINATOR BOARD                 $   24.82                   @50
----------------------------------------------------------------------------------------------------------------------------------
500219-000-111       POWER SUPPLY, 110/220            $  154.46                   @50
----------------------------------------------------------------------------------------------------------------------------------
500300-760-101       EXTERNAL NT 1                    $   92.53
----------------------------------------------------------------------------------------------------------------------------------
5006CL-750-100       6 BUTTON TELEPHONE               $   78.85
----------------------------------------------------------------------------------------------------------------------------------
5012CL-750-100       12 BUTTON TELEPHONE              $   86.22
----------------------------------------------------------------------------------------------------------------------------------
5030CL-750-100       NEW 30 BTN MILL TEL              $  126.36
----------------------------------------------------------------------------------------------------------------------------------
9118CL-MOE-20E       18 BTN CORTELCO/M                $  105.09
----------------------------------------------------------------------------------------------------------------------------------
9130CL-MOE-20E       30 BTN CORTELCO/M                $  136.73
----------------------------------------------------------------------------------------------------------------------------------
9148CL-MOE-20E       DSS/BLF CORTELCO                 $   70.58
----------------------------------------------------------------------------------------------------------------------------------
CI1800-MOE-25U       ISDN 18 BTN W/DISPLAY            $  144.34
----------------------------------------------------------------------------------------------------------------------------------
CI3000-MOE-25U       ISDN 30 BTN W/DISPLAY            $  174.51
----------------------------------------------------------------------------------------------------------------------------------

                                      15.

                    EXHIBIT B -- LONG LEAD-TIME COMPONENTS

       PART NUMBER                         DESCRIPTION                      LEAD-TIME
       500132415801                        IC                               150
       500000422603                        IC                               150
       500151415031                        IC                               150
       500145415801                        IC                               150
       500086415601                        RING DETECTOR                    150
       500027415801                        IC                               150
       500140415661                        IC                               150
       500014415001                        IC                               150
       500025415601                        IC                               150
       500034415801                        IC                               150
       500011373001                        IC                               150
       500157415601                        IC                               150
       500068415801                        IC                               150
       500013415811                        IC                               150
       500126415801                        IC                               150
       183822101COM                        OPTO ISOLATOR                    150
       500005373002                        IC                               150
       500046415801                        IC                               150
       500002373601                        OPTO COUPLER                     150
       500112415001                        IC                               150
       500067415801                        IC                               150
       500097415082                        IC                               150
       500102415001                        IC                               150
       500079415601                        IC                               150
       600192410001                        DOD SUPPRESSOR                   120
       600061411014                        DOD SUPPRESSOR                   120
       600061411105                        DOD SUPPRESSOR                   120
       500003396001                        SURGE SUPPRESSOR                 120
       500027416001                        DOD MUR1620CT                    120
       500003396002                        SIDACTOR                         120
       500016416001                        BRIDGE RECT                      120
       500003396201                        TRANSIENT SUPPRESS               120
       600102416001                        DOD SUPPRESSOR                   120
       600197410003                        DOD                              120
       500009416108                        DIODE                            120
       600033416004                        DIODE                            120
       500025416027                        DOD                              120
       600033411061                        DIODE                            120
       500019416001                        XSTR                             120
       500007416001                        DIODE                            120
       600033411048                        DIODE                            120
       500005413001                        XSTR                             120
       183611180COM                        CRYSTAL                          120

                                      16.

       PART NUMBER                         DESCRIPTION                      LEAD-TIME
       183611155COM                        CRYSTAL                          120
       183611170COM                        CRYSTAL                          120
       500017413001                        XSTR                             120
       500020413001                        XSTR                             120
       500003410001                        DIODE                            120
       500026416001                        IC                               120
       600033411011                        DIODE                            120
       600033411040                        DIODE                            120
       500025416026                        DOD                              120
       600028411001                        DIODE                            120
       500002411112                        DIODE                            120
       500002411024                        DIODE                            120
       600197410001                        DOD                              120
       500024416004                        DIODE                            120
       500002411106                        DIODE                            120
       500009416104                        DIODE                            120
       500004373001                        IC                               110
       500050415001                        IC                               90
       500009416119                        DIODE                            90
       600033411028                        DIODE                            90
       500002390001                        DIODE                            90
       185326201COM                        XSTR                             90
       500003605001                        CONNECTOR                        80

                                      17.